SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549-1004

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2007

Commission File Number	Registrant; State of Incorporation Address; and Telephone Number	I.R.S. Employer Identification No.
1-5324	NORTHEAST UTILITIES	04-2147929
(a Massachusetts voluntary association)
One Federal Street, Building 111-4
Springfield, Massachusetts 01105
Telephone: (413) 785-5871

0-00404	THE CONNECTICUT LIGHT AND POWER COMPANY	06-0303850
(a Connecticut corporation)
107 Selden Street
Berlin, Connecticut 06037-1616
Telephone: (860) 665-5000

1-6392	PUBLIC SERVICE COMPANY OF NEW HAMPSHIRE	02-0181050
(a New Hampshire corporation)
Energy Park
780 North Commercial Street
Manchester, New Hampshire 03101-1134
Telephone: (603) 669-4000

0-7624	WESTERN MASSACHUSETTS ELECTRIC COMPANY	04-1961130
(a Massachusetts corporation)
One Federal Street, Building 111-4
Springfield, Massachusetts 01105
Telephone: (413) 785-5871

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.02 Results of Operations and Financial Condition.

On November 5, 2007, Northeast Utilities (“NU” or the “company”) issued a news release announcing its unaudited results of operations for the third quarter and year to date 2007 and related financial information for certain of its subsidiaries for the same period. In addition, the company provided updated consolidated earnings guidance for 2007, consolidated earnings guidance for 2008 and new capital investment projections. A copy of the news release and related financial reports are attached as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference thereto.

The information contained in this Item 2.02, including Exhibits 99.1 and 99.2, shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by Northeast Utilities, The Connecticut Light and Power Company, Public Service Company of New Hampshire or Western Massachusetts Electric Company under the Securities Act of 1933, as amended, unless specified otherwise.

Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure

On November 5, 2007, NU is giving a slideshow presentation to financial analysts at the Edison Electric Institute Financial Conference in Orlando, Florida, which is being simultaneously webcast to the public. The slides are attached hereto as Exhibit 99.3, incorporated in this Item 7 by reference thereto, and are furnished pursuant to Regulation FD.

The information contained in this Item 7.01, including Exhibit 99.3, shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by Northeast Utilities, The Connecticut Light and Power Company, Public Service Company of New Hampshire or Western Massachusetts Electric Company under the Securities Act of 1933, as amended, unless specified otherwise.

Section 9 – Financial Statements and Exhibits

Item 9.01 – Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

Exhibit 99.1	News Release issued by Northeast Utilities on November 5, 2007.

Exhibit 99.2	Financial Report for the three and nine month periods at and ending September 30, 2007 and September 30, 2006.

Exhibit 99.3	Northeast Utilities slide presentation before the Edison Electric Institute Financial Conference dated November 5, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

NORTHEAST UTILITIES THE CONNECTICUT LIGHT AND POWER COMPANY PUBLIC SERVICE COMPANY OF NEW HAMPSHIRE WESTERN MASSACHUSETTS ELECTRIC COMPANY (Registrants)

By:	/s/ Shirley M. Payne
Name:	Shirley M. Payne
Title:	Vice President-Accounting and Controller

Date: November 5, 2007